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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-56772, 333-56774, 333-21585, 333-23937, 333-39817 and 333-67881 of
Lightbridge, Inc. on Form S-8 of our report dated January 23, 2001 (February 7, 2001 as to Note 1 "Merger with Corsair Communications, Inc.") appearing in this Annual Report on Form 10-K of Lightbridge, Inc. for the year ended December 31, 2000.



Deloitte & Touche LLP
Boston, Massachusetts
March 30, 2001